Q1 2020 Investor Update (and supplemental Financial Information) 03.31.2020 Peapack-Gladstone Bank Exhibit 99.1

Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and may include expressions about Management’s strategies and Management’s expectations about financial results, new and existing programs and products, investments, relationships, opportunities and market conditions. These statements may be identified by such forward-looking terminology as “expect,” “look,” “believe,” “anticipate,” “may,” or similar statements or variations of such terms. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: 1) our inability to successfully grow our business and implement our strategic plan, including an inability to generate revenues to offset the increased personnel and other costs related to the strategic plan; 2) the impact of anticipated higher operating expenses in 2020 and beyond; 3) our inability to successfully integrate wealth management firm acquisitions; 4) our inability to manage our growth; 5) our inability to successfully integrate our expanded employee base; 6) an unexpected decline in the economy, in particular in our New Jersey and New York market areas; 7) declines in our net interest margin caused by the interest rate environment (including the shape of yield curve) and our highly competitive market; 8) declines in the value in our investment portfolio; 9) higher than expected increases in our allowance for loan and lease losses; 10) higher than expected increases in loan and lease losses or in the level of nonperforming loans; 11) unexpected changes in interest rates; 12) an unexpected decline in real estate values within our market areas; 13) legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Basel III and related regulations) that may result in increased compliance costs; 14) changes in monetary policy by the Federal Reserve Board; 15) changes to legislation or policy, including tax or accounting matters; 16) successful cyberattacks against our IT infrastructure and that of our IT providers; 17) higher than expected FDIC insurance premiums; 18) adverse weather conditions; 19) our inability to successfully generate business in new geographic markets; 20) our inability to execute upon new business initiatives; 21) our lack of liquidity to fund our various cash obligations; 22) reduction in our lower-cost funding sources; 23) our inability to adapt to technological changes; 24) claims and litigation pertaining to fiduciary responsibility, environmental laws and other matters; 25) effects related to a prolonged shutdown of the federal government that could impact SBA and other government lending programs; and 26) other unexpected material adverse changes in our operations or earnings.

Statement Regarding Forward-Looking Information Further, given its ongoing and dynamic nature, it is difficult to predict the full impact of the COVID-19 outbreak on our business. The extent of such impact will depend on future developments, which are highly uncertain, including when the coronavirus can be controlled and abated and when and how the economy may be reopened. As the result of the COVID-19 pandemic and the related adverse local and national economic consequences, we could be subject to any of the following risks, any of which could have a material, adverse effect on our business, financial condition, liquidity, and results of operations: 1) demand for our products and services may decline, making it difficult to grow assets and income; 2) if the economy is unable to substantially reopen, and high levels of unemployment continue for an extended period of time, loan delinquencies, problem assets, and foreclosures may increase, resulting in increased charges and reduced income; 3) collateral for loans, especially real estate, may decline in value, which could cause loan losses to increase; 4) our allowance for loan losses may have to be increased if borrowers experience financial difficulties, which will adversely affect our net income; 5) the net worth and liquidity of loan guarantors may decline, impairing their ability to honor commitments to us; 6) as the result of the decline in the Federal Reserve Board’s target federal funds rate to near 0%, the yield on our assets may decline to a greater extent than the decline in our cost of interest-bearing liabilities, reducing our net interest margin and spread and reducing net income; 7) a material decrease in net income or a net loss over several quarters could result in a decrease in the rate of our quarterly cash dividend; 8) our wealth management revenues may decline with continuing market turmoil; 9) our cyber security risks are increased as the result of an increase in the number of employees working remotely; and 10) FDIC premiums may increase if the agency experience additional resolution costs. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements.

As our local communities and employees deal with the worldwide COVID-19 health crisis, Peapack-Gladstone Bank’s social obligation to be a leader has never been stronger. Embedded in our 100-year history is the steadfast belief in our core values and the commitment of our staff to help those in need. Throughout this crisis, Peapack-Gladstone Bank will support our employees, our clients, and our communities. We are fully committed to offer financial products and services that will directly assist our communities and businesses that are struggling during these unprecedented times. Our team is dedicated to this effort and envisions brighter and more stable times ahead. We wish for all to stay safe and stay well. We will come out of this stronger than ever. “I am proud of our commitment to the communities and areas where our employees and clients live, work and play.  I understand we will face challenges in the days and months ahead, but we are an institution with a nearly 100-year-old heritage of standing behind its local communities in times of need; today is no different.” -Douglas L. Kennedy, President & Chief Executive Officer Our Commitment

Incident Response Team Enacted: Team comprised of Senior and Departmental Leaders across the Bank Meets daily to monitor recent developments and address new challenges Partnered with local health department to ensure best practices are in place Business Continuity Plan: Updated and tested annually Critical job functions identified and performed remotely Regulatory Updates Weekly updates to the Federal Reserve Bank and New Jersey Department of Banking and Insurance Vendor Risk Management Regular communications with critical vendors to ensure continuity of services provided Daily cybersecurity risk monitoring Fraud Risk Management Elevated fraud awareness Employee Preparedness Remote work force Travel restrictions Social distancing Work from home IT capabilities Relaxed sick policy Our COVID-19 Pandemic Initial Approach

Our Response to the COVID-19 Pandemic EMPLOYEES CLIENTS SHAREHOLDERS COMMUNITY Committed to no layoffs in 2020. Over 70% of employees working remotely. Leveraging technology (Zoom, Microsoft Teams, WebEx) to support employees working remotely. Weekly all employee communications. Conducting weekly virtual interactive cultural events. Up to $1,000 special payment for eligible employees. Specific actions taken to protect and support employees working in the office including intensified cleaning efforts and PPE supplies (masks, gloves, hand sanitizer). Revised our PTO policy to extend use of carry over days from 2019. Relaxed sick policy. Continue to pay employees directly impacted by the virus, instituted “Emergency Leave”. Reassigned ~150 employees to support the PPP project. Weekly recognition of High Five Heroes. Increased communication regarding risks emanating from the COVID-19 pandemic. Actively manage emerging credit risk associated with the COVID-19 pandemic. Conservatively manage capital and liquidity in response to current market conditions. Continue to maintain a well-diversified loan portfolio, by loan type and by industry concentration. Maintained our dividend. Strategically repriced our deposits to offset nearly all of the decline in interest income caused by the 150bps Fed decline in rates. Interest and fees from PPP loans will benefit future net interest income.   Pursue new client opportunities presented by the PPP. Continue to grow and expand our Wealth Management and Commercial Banking businesses. Remain cautious, disciplined, and focused in the continued execution of our Strategy. Outreach to 200+ local not-for-profit organizations to offer financial guidance. Provided a $10K donation to the Union County Economic Development Corporation to assist with its disaster assistance micro loan program for small businesses. Provided a $5K donation to the New Jersey Pandemic Fund. Provided financial donations to various local organizations, including food banks, homeless shelters, animal shelters, and housing organizations. Food and supply drives conducted on behalf of local animal shelters. Branches remain open. Access to All-Point Network of 55,000 ATMS nationwide. Retail client relief initiatives have been introduced including 1) 90-day or 180-day mortgage deferral period; 2) waiving all late fees for April/May/June; 3) not reporting payment deferrals or late payments to credit bureaus through June. Commercial client relief initiatives including 90-day or 180-day payment deferrals. Continue to prudently extend credit to commercial clients. Utilized Paycheck Protection Program “PPP” to assist both clients and community organizations with funding needs related to the pandemic.

SBA PPP Approved Loans *As of 04.28.2020 PPP-1 (thru 4.16.2020) Category # of apps $ loan amts Avg/loan Fees# Jobs units $ MMM Avg/unit PPP Loan Apps Rec'v 1,500 $500M $330K $13.7M N/A 1,500 500 est 0.33333333333333331 N/A 13.75 Bank Processed 1,040 $400M $385K $11.0M N/A 1,040 400 est 0.38461538461538464 N/A 11 PPP Approved 885 $345M $390K $8.7M 28500 885 345 actual 0.38983050847457629 28500 9.4875000000000007 8.6999999999999993 actual 2.5% Queue Balance for PPP-2 155 $55M $355K $1.5M N/A 155 55 est 0.35483870967741937 N/A 1.5125 Add'l PPP-1 Requests 460 $100M $217K $2.7M N/A 460 100 est 0.21739130434782608 N/A 2.75 Bal Ck 1500 500 0.33333333333333331 13.75 PPP-2 (thru 4.28.2020) 0 Category # of apps $ loan amts Avg/loan Fees*# Jobs 0 Queue Balance from PPP-1 155 $55M $355K $1.5M N/A 150 55 est 0.36666666666666664 N/A 1.5125 Add'l PPP-1 Requests 460 $100M $217K $2.7M N/A 460 100 est 0.21739130434782608 N/A 2.75 New PPP Loan Apps Rec'v 894 $140M $160K $4.0M N/A 894 145 est 0.1621923937360179 N/A 3.9874999999999998 Total PPP-2 1,509 $300M $200K $8.2M N/A 5 1,504 1,509 300 est 0.19880715705765409 N/A 8.25 PPP Approved 1,167 $226M $194K $6.5M N/A 1,167 226 actual 0.19365895458440446 N/A 6.2149999999999999 6.5 actual 2.9% Queue Balance for PPP-2 342 $74M $215K $2.0M N/A 342 74 est 0.21637426900584794 N/A 2.0350000000000001 2.0350000000000001 Bal Ck 1,509 300 0.19880715705765409 8.25 8.5350000000000001 * Fees are gross - subject to third party vendor costs 0 # Fees assume 2.75% of loan amounts expect for actuals Totals 2,394 645 17.234999999999999 15.2 Category # of Apps Loan Amts (in millions) Avg/Loan (in thousands) Fees (in millions) Estimated Jobs Saved TOTAL 2,052 $571 $278 $15.2 50000

ALLL Methodology ALLL Methodology REVISED - REMOVED 12/18 and net recoveries/provision for loan losses for 2019. ALLL Methodology Deferred implementation of CECL. Remained on the incurred loss method for determining ALLL. Q1 2020 Provision for Loan Losses based on the current environment at quarter-end, and principally driven by qualitative factors. Assumed significantly higher unemployment levels as of 3/31/20 to assign an additional qualitative factor across the entire portfolio. Approved loan payment deferral requests were used to assign additional qualitative factors across the impacted pools. The following details the Company's Allowance for Loan Losses: $ (000) % of Loans Balance 12/31/2019 $43,676 9.9000000000000008E-3 Net Recoveries in Q1 2020 $107 Provision for Loan Losses for Q1 2020: Additional reserves associated with current criticized and classified credits $3,700 Based on qualitative factors related to higher unemployment rate, approved loan payment deferrals, and other qualitative factors related to this environment $15,987 Based on Q1 2020 Loan Growth and Migration $313 Total Provision for Loan Losses for Q1 2020 $20,000 Balance 3/31/2020 $63,783 1.44E-2

Supporting Clients During a Global Pandemic Approved Deferrals by Loan Type (Deferrals as of 04/22/2020) 1 Total Loan Type Balances are Based on Call Report Code Data 2 Risk Based Capital Loan Type Total Loan Type Balance 1 (000's) Deferral Approvals (000's) % of Total Loans % of Loan Type % of RBC 2 Investment CRE $1,092,295 $,307,514 6.9841212161129401E-2 0.28000000000000003 0.53 Multifamily $1,203,487 $,158,807 3.6067539623147161E-2 0.13 0.27 Residential & Consumer Lending $,679,448 $78,129 1.7744311039292127E-2 0.11 0.13 Owner-Occupied CRE $,251,293 $41,271 9.3732859873110544E-3 0.16 7.0000000000000007E-2 C&I Loans & Leases $1,176,522 $21,118 <1% 0.02 0.04 Total $4,403,045 $,606,839 0.13782257505885132 0.14000000000000001 1.04 $4,403,045 $,606,839

Investment CRE Deferrals Approved CRE Deferrals by Property Type As of 04/22/2020

Capital Stress Testing Quarterly capital stress testing – adverse case and severely adverse case. In the 12/31/19 severely adverse case, no growth scenario, the Bank remains well capitalized over a two-year stress period. Severely adverse case major assumptions: GDP growth – negative 10% Unemployment – 10% Decline in housing prices – 25% Decline in CRE Valuations – 35% With a Pandemic stress overlay, the Bank still remains well capitalized over a two-year stress period. “Pandemic stress” was layered on top of the severely adverse case. Pandemic stress major assumptions: Select industries identified as highly impacted. In those industries migration rates increased by 15% and collateral deterioration increased by 15%.

Commercial Loan Portfolio By NAICS Codes “Highly Impacted” industries highlighted in green As of 03/31/2020 Overall The industries designated by management to be most impacted by COVID total ~23%, $992MM of Total Loans (as of 03/31/2020). Pre-virus debt service and collateral values were strong. CRE-Retail is the greatest concentration of Total Loans at ~7%; none of the other designated “Highly Impacted” industries consist of greater than 5% of Total Loans. Potential Risk Mitigants CRE-Retail consists of ~$132MM of Grocery/Pharmacy anchored properties, ~43% of the Retail portfolio. Hotels and Other Hospitality total ~$109MM of the Accommodations and Food Services industry and carried an ~53% LTV pre-COVID. The Manufacturing portfolio is well-diversified with no single product consisting of more than a quarter of the entire portfolio. *Risk Based Capital REVISED Industry Sectors Balance (000's) % of Total Loans % of RBC* Real Estate and Rental and Leasing Multifamily $1,117,000 0.25 1.92 CRE-Other $,692,470 0.16 1.19 CRE-Retail $,309,148 7.0000000000000007E-2 0.53 Healthcare $,320,334 7.0000000000000007E-2 0.55000000000000004 Manufacturing $,210,122 0.05 0.36 Transportation $,195,068 0.04 0.34 Accomodation and Food Services $,175,530 0.04 0.3 Construction Related Businesses $,140,837 0.03 0.24 Finance and Insurance $,118,551 0.03 0.2 Personal $,112,885 0.03 0.19 Retail Trade $89,332 0.02 0.15 Profession, Scientific, and Technical Service $83,798 0.02 0.14000000000000001 Wholesale Trade $64,001 0.01 0.11 Information $51,889 0.01 0.09 Mining, Quarrying, and Oil & Gas $25,144 0.01 0.04 Educational Services $20,466 <1% 0.04 Other Services $12,616 <1% 0.02 Arts, Entertainment, and Recreation $12,593 <1% 0.02 Other $17,183 <1% 0.03 Total $3,768,967 0.85 6.49 COVID Sensitive Industries - "Highly Impacted" $,991,794 0.23 1.71 "Highly Impacted" Excluding Grocery/Pharmacy $,859,416 0.19 1.48

Risk Mitigants within “Highly Impacted” Industries As of 03/31/2020 CRE- Retail Manufacturing Portfolio review conducted in April 2020. Portfolio is well-diversified in terms of subsector. No significant payment deferrals have been requested or granted. Over 50% of exposure has no COVID-19 impact. Portfolio has an average LTV of 58% and average DSC of 1.41x. It is anticipated that grocery and pharmacy anchored properties will outperform the portfolio as they will be first to recover as stay-at-home orders are lifted. *Risk Based Capital Transportation Type Balance (000's) % of Total Loans % of RBC* Hospitality Type Balance (000's) % of Total Loans % of RBC* Truck $,109,212 2.5% 0.188 Hotels & Other Hospitality $,109,410 2.5% 0.188 Water $47,943 1.0999999999999999 8.3% Restaurants & Bars $58,136 1.3% 0.1 Support Activities $19,624 .4% 3.4% Recreation & Vacation Camps $7,985 2.2% 1.4% Other $18,288 .4% 3.1% Other $0 0.0% 0.0% Total $,195,068 4.4% 0.33600000000000002 Total $,175,530 0.04 0.30199999999999999 Property Type Balance (000's) % of Total Loans % of RBC* Manufacturing Product Balance (000's) % of Total Loans % of RBC* Multifamily $1,202,337 0.27300000000000002 2.069 Plastics & Rubber $52,582 1.2% 0.09 Office $,103,606 2.4% 0.17799999999999999 Machinery $43,726 0.01 7.5% Retail (Other) $,309,015 7.7% 0.53200000000000003 Transportation Equip. $43,450 0.01 7.5% Retail (Grocery) $,132,378 0.03 0.22800000000000001 Food/Beverage $28,706 .7% 4.9% Other $,503,527 0.114 0.86699999999999999 Other $41,659 .9% 7.2% Total $2,250,863 0.51100000000000001 3.8740000000000001 Total $,210,122 4.8% 0.36199999999999999 Transportation Type Balance (000's) % of Total Loans % of RBC* Hospitality Type Balance (000's) % of Total Loans % of RBC* Truck $,109,212 2.5% 0.188 Hotels & Other Hospitality $,109,410 2.5% 0.188 Water $47,943 1.0999999999999999 8.3% Restaurants & Bars $58,136 1.3% 0.1 Support Activities $19,624 .4% 3.4% Recreation & Vacation Camps $7,985 2.2% 1.4% Other $18,288 .4% 3.1% Other $0 0.0% 0.0% Total $,195,068 4.4% 0.33600000000000002 Total $,175,530 0.04 0.30199999999999999 Manufacturing Product Balance (000's) % of Total Loans % of RBC* Plastics & Rubber $52,582 1.2% 0.09 Machinery $43,726 0.01 7.5% Transportation Equip. $43,450 0.01 7.5% Food/Beverage $28,706 .7% 4.9% Other $41,659 .9% 7.2% Total $,210,122 4.8% 0.36199999999999999 Property Type Balance (000's) % of Total Loans % of RBC* Retail (Other) $,176,770 0.04 0.30399999999999999 Retail (Grocery/Pharma) $,132,378 0.03 0.22800000000000001 Total $,309,148 7.7% 0.53200000000000003

Risk Mitigants within “Highly Impacted” Industries As of 03/31/2020 Transportation Accommodations & Food Services Accommodation First mortgages on flagged properties located in NJ/NY with experienced multi-property operators. LTV on Hotels & Other Hospitality is 53.36%. Portfolio review conducted in April 2020 . Monitoring individual property performance along with market specific data in terms of vacancy and average daily rates. Food Services 76% of the portfolio consists of fast food or casual dining concepts, which are expected to recover by leveraging take out and drive through. Portfolio is largely C&I loans with no real estate collateral. Portfolio review conducted in April 2020. Monitoring performance closely including overall cash flow and same store sales. Portfolio review conducted in April 2020. Approximately 90% of the exposure in the Equipment Finance portfolio consists of non-cancellable leases on essential business equipment. No significant payment deferrals have been requested or granted. *Risk Based Capital Transportation Type Balance (000's) % of Total Loans % of RBC* Hospitality Type Balance (000's) % of Total Loans % of RBC* Truck $,109,212 2.5% 0.188 Hotels & Other Hospitality $,109,410 2.5% 0.188 Water $47,943 1.0999999999999999 8.3% Restaurants & Bars $58,136 1.3% 0.1 Support Activities $19,624 .4% 3.4% Recreation & Vacation Camps $7,985 2.2% 1.4% Other $18,288 .4% 3.1% Other $0 0.0% 0.0% Total $,195,068 4.4% 0.33600000000000002 Total $,175,530 0.04 0.30199999999999999 Property Type Balance (000's) % of Total Loans % of RBC* Multifamily $1,202,337 0.27300000000000002 2.069 Office $,103,606 2.4% 0.17799999999999999 Retail (Other) $,309,015 7.7% 0.53200000000000003 Retail (Grocery) $,132,378 0.03 0.22800000000000001 Other $,503,527 0.114 0.86699999999999999 Total $2,250,863 0.51100000000000001 3.8740000000000001 Manufacturing Product Balance (000's) % of Total Loans % of RBC* Plastics & Rubber $52,582 1.2% 0.09 Machinery $43,726 0.01 7.5% Transportation Equip. $43,450 0.01 7.5% Food/Beverage $28,706 .7% 4.9% Other $41,659 .9% 7.2% Total $,210,122 4.8% 0.36199999999999999 Transportation Type Balance (000's) % of Total Loans % of RBC* Hospitality Type Balance (000's) % of Total Loans % of RBC* Truck $,109,212 2.5% 0.188 Hotels & Other Hospitality $,109,410 2.5% 0.188 Water $47,943 1.0999999999999999 8.3% Restaurants & Bars $58,136 1.3% 0.1 Support Activities $19,624 .4% 3.4% Recreation & Vacation Camps $7,985 2.2% 1.4% Other $18,288 .4% 3.1% Other $0 0.0% 0.0% Total $,195,068 4.4% 0.33600000000000002 Total $,175,530 0.04 0.30199999999999999 Property Type Balance (000's) % of Total Loans % of RBC* Multifamily $1,202,337 0.27300000000000002 2.069 Office $,103,606 2.4% 0.17799999999999999 Retail (Other) $,309,015 7.7% 0.53200000000000003 Retail (Grocery) $,132,378 0.03 0.22800000000000001 Other $,503,527 0.114 0.86699999999999999 Total $2,250,863 0.51100000000000001 3.8740000000000001 Manufacturing Product Balance (000's) % of Total Loans % of RBC* Plastics & Rubber $52,582 1.2% 0.09 Machinery $43,726 0.01 7.5% Transportation Equip. $43,450 0.01 7.5% Food/Beverage $28,706 .7% 4.9% Other $41,659 .9% 7.2% Total $,210,122 4.8% 0.36199999999999999

Historically Strong Asset Quality 1 Non-performing assets include nonaccrual loans, restructured loans and other real estate owned Note: Q1’20 reflects data for the three months ended March 31, 2020; Net Charge-Offs / Average Loans reflects annualized data for the period Source: S&P Global Market Intelligence, PGC management Net Charge-Offs / Average Loans Criticized & Classified / Total Loans Loan Loss Reserves / Total Loans Non-Performing Assets¹ / Assets

Residential / Consumer Multifamily CRE Commercial & Industrial Diversified Loan Portfolio Loan Mix As of 03/31/2020 Gross Loans: $4,416 million Note: Gross loans include loans held for sale.

Diversification within C&I Lending C&I Loans constitute 41% of the total loan portfolio.

High Quality Multifamily Loan Portfolio Multifamily Portfolio Balance % (in $MM's) NY (Rent Regulated) $421 35.0% NY (Market Rent) $34 2.8% NJ (Rent Regulated) $294 24.4% NJ (Market Rent) $174 14.5% PA (Rent Regulated) $24 2.0% PA (Market Rent) $257 21.3% TOTAL $1,203 100.0% Rent Regulated $739 61.4% Market Rent $465 38.6% TOTAL $1,203 100.0% Current LTV 59.8% Current DSCR 1.56x Current Debt Yield 10.2% Multifamily constitutes 27% of the total loan portfolio.

A Well-Diversified Non-Owner Occupied CRE Portfolio Non-Owner Occupied CRE constitutes 17% of the total loan portfolio.

A Well-Seasoned Residential Mortgage and Consumer Loan Portfolio Residential Mortgage and Consumer Loans constitute 15% of the total loan portfolio.

Fortress Balance Sheet As of 03/31/2020 1 Substantially all of the Bank's loans and securities are pledged for back up liquidity purposes. 2 Net of $620m of term borrowing. 3 Excludes Securities, the majority of which are pledged against secured funding. Peapack-Gladstone Financial Corp. Fortress Balance Sheet as of March 31, 2020 (dollars in millions) COMPANY BANK WELL CAPITALIZED STANDARD (%) ($) (%) ($) (%) ($) REGULATORY CAPITAL Tier I & II capital to risk-weighted assets 0.1391 $595.79999999999995 0.1358 $581 0.1 $427.7 Tier I capital to risk-weighted assets 0.1071 458.6 0.12330000000000001 527.4 0.08 342.2 Common equity tier I capital ratio to risk-weighted assets 0.1071 458.6 0.12330000000000001 527.4 6.5000000000000002E-2 278 Tier I leverage 8.9300000000000004E-2 458.6 0.1028 527.4 0.05 256.60000000000002 LIQUIDITY Cash $774 Securities 455 Total Balance Sheet Liquidity 0.21 $1,229 Secured Funding Available 1 Federal Home Loan Bank 2 $1,128 Federal Reserve Discount Window 1,449 Total Secured Funding Available $2,577 Total Liquidity Available 3 $3,351 DEPOSIT PROFILE Total Deposits 1 $4,441 Insured by the FDIC 0.82997072731366817 3,685.9 Uninsured Deposits 0.17 755.09999999999991 Notes: 1 Substantially all of the Bank's loans and securities are pledged for back up liquidity purposes 2 Net of $620m of term borrowing

Summary Income Statement (Dollars in thousands, except per share data) 1 Capital Markets Activity included gain on loans held for sale at fair value (mortgage banking), fee income related to loan level, back-to-back swaps and gain on sale of SBA loans. 2 The March 2020 quarter included a provision for loan and lease losses of $20.0 million.  The increase in the provision for loan and lease losses was primarily due to the current environment created by the COVID-19 pandemic. 3 The March 2020 quarter included a $3.2 million tax benefit related to the carryback of tax NOLs to prior years when the Federal tax rate was 14% higher. 4 Efficiency Ratio calculated by dividing total noninterest expense, by net interest income and total noninterest income.

NPAs to Total Assets Total Loans (in billions) Capital (in millions) Total Deposits (in billions) Financial Performance

1 Includes SBA Income, Swap Income, Deposit & Loan Fees, Mortgage Banking, and BOLI Net Interest Income 68% Wealth Management Fees 22% Fees & Other Inc 10% Quarter Ended 03/31/2020 Net Interest Income before Provision Wealth Management Fee Income Fees & Other Income 1 Total Non-Interest Income: 32% of Total Revenue Wealth Management and Other Fees Continue to Provide a Diversified Revenue Mix

Our Vision: A leading wealth management boutique, offering superior advice delivered by top quality professionals, with a differentiated client experience compared to large bank competitors. Q1 2020: Wealth fees totaled $10MM reflecting an increase of $781,000, or 9%, from the same 2019 period and comprised 22% of total bank revenue. Client retention during COVID-19 crisis has been excellent with negligible account closings and no atypical withdrawal activity. Proactive client outreach continues at full strength. Negative market action $1.1B (14%). Approximate 75% correlation to S&P index. AUM/AUA client inflows of approximately $178MM. AUM inflows (managed accounts) totaled $120MM vs. $83MM in Q4 2019. Continue to pursue acquisition opportunities in the NY Metro area and in FL. New clients obtained through PPP present potential new wealth management opportunities in second half of 2020. Peapack Private Wealth Management

Emphasis on the health and safety of our employees and clients. Adapt the way in which we interact with clients and prospects to reflect the current environment. Actively manage emerging credit risk associated with the environment caused by the COVID-19 pandemic. Conservatively manage capital and liquidity in response to current market conditions. Pursue new client opportunities presented by the PPP. Accelerate digital enhancement initiatives to improve the client experience. Continue to grow and expand our Wealth Management and Commercial Banking businesses. Grow fee income to 35% - 45% of total bank revenue. Priorities

Appendix Peapack-Gladstone Bank

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Experienced Leadership Team

	**Douglas L. Kennedy** ***President &*** ***Chief Executive Officer*** ***908.719.6554***	*40 years experience;* Before joining in 2012, he served as President of the NJ Market for Capital One Bank. He has held key executive level positions and had great success building formidable regional and national specialty banking business at Fleet Bank, Summit Bancorp and Bank of America. He is a current Member of the NJ Chamber of Commerce Board of Directors, Montclair State University Board of Trustees, and Sacred Heart University Board of Trustees. He is also a Board Member of the NJBankers Association and is a Member of the Board of Directors of the Federal Reserve Bank of New York (New York Fed).
	**John P. Babcock** ***Senior EVP &*** ***President, Peapack Private*** ***908.719.3301***	*40 years experience;* Prior to joining PGB in 2014, John had worked as a senior-level executive at large national banking institutions as well as at mid-sized regionals and larger community banks over his 40-year career. He started his career at the former Midlantic National Bank in the credit training program and was a corporate banker until 2000. For the last 20 years, he has led private banking and wealth management businesses and regions, most recently as the managing director in charge of the Northeast U.S. for the HSBC Private Bank. Prior to HSBC, he was a managing director at U.S. Trust Company where he was the New York Metro market - the largest of U.S. Trust's 53 markets in the U.S and, prior to that, he was the NY Private Banking Head for The Bank of New York. He is a 1980 graduate of Tulane University's Freeman School of Business and earned an MBA from Fairleigh Dickinson University.
	**Jeffrey J. Carfora, CPA** ***Senior EVP &*** ***Chief Financial Officer*** ***908.719.4308***	*40 years experience;* Joining as Executive Vice President and CFO in March 2009, he was promoted to Senior Executive Vice President in August 2013. Previously, he was affiliated with Penn Federal Savings Bank (where he joined as CFO and was later promoted to COO), Carteret Bank, and Marine Midland Bank. He began his career in 1980 with PriceWaterhouseCoopers.
	**Robert A. Plante** ***Executive Vice President*** ***Chief Operating Officer*** ***908.470.3329***	*37 years experience;* Before joining in 2017, served as executive vice president and chief operations officer/chief information officer at IDB New York, a $9.8 billion commercial bank, where he was a member of the credit risk, market risk and asset liability committees, responsible for all back-office support functions including payments, deposits, commercial and residential lending, treasury, custody, commercial cash management and information technology.

28

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Experienced Leadership Team

	**Lisa P. Chalkan** ***Senior Vice President, Deputy Chief Credit Officer*** ***908.719.6552***	*33 years experience;* Before joining in 2015, she held executive positions as SVP, Head of Commercial Credit Policy, Director of Loan Administration/Commercial Banking, and Manager of Middle Market Underwriting at Capital One N.A., and also held key roles at Fleet Boston Financial/Bank of America and HSBC Bank USA/HSBC Securities, Inc. She is a member of the Board of Trustees of the Union County Economic Development Corporation, and past honoree as a Woman of Influence in Finance by the Women's Fund of NJ.
	**Robert R. Cobleigh** ***Executive Vice President, Peapack Capital*** ***201.285.6201***	*30 years experience;* Prior to joining in 2017, he served as Regional VP and Credit Officer for Santander Corporate Equipment Finance, Inc. He was the VP of Credit for structured and specialty finance for MUFG-Union Bank/The Bank of Tokyo-Mitsubishi. He held senior positions at RBS/Citizens Asset Finance, Inc., Siemens Financial Services, Inc., Volvo Finance North America, Inc., and International Proteins Corporation. Robert earned his Bachelor of Business Administration degree – Finance and MBA – Investment Management from Pace University.
	**Rick DeBel** ***Executive Vice President, Chief Retail and Deposit Solutions Officer*** ***908.393.7594***	*35 years experience;* Prior to joining in 2019, he was regional vice president at Wells Fargo, responsible for building and growing the commercial business, including credit, treasury and deposits. He has led teams at Bank of America/Fleet/Summit Bank. At Bank of America, he was the senior vice president and senior client manager, responsible for a team of product partners, and growing revenue year-over-year for a client base of over $700 million. He holds a Bachelor of Science Degree in Accounting from William Paterson College (Magna Cum Laude). He is the chair of the Board of Trustees for the Christian Health Care Center and co-chair of its annual golf classic. He is the chair of the Board of Trustees for the Tri-County Scholarship Fund, and a member of the Board of Trustees of the Netherlands Reformed Savings Fund.
	**Timothy E. Doyle** ***Executive Vice President, Chief Credit Officer*** ***908.306.8820***	*30 years experience;* With the bank for over 4 years, Tim previously served as the Bank's Chief Risk Officer. Prior to joining Peapack-Gladstone Bank, he served as Senior Vice President, Chief Credit Officer at Millennium bcp, Indus Bank and Crown Bank, where he specialized in credit and risk management. Prior to that, he held credit and leadership responsibilities at Sovereign Bank, Summit Bank/Fleet National Bank and CIBC World Markets. He graduated with a Bachelor of Commerce with Honors and MBA from the University of Windsor (Canada). He is a resident of Westfield, NJ and member of the New Jersey Bankers Association, Commercial Lending Committee.

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PEAPACK-GLADSTONE FINANCIAL CORPORATION

Experienced Leadership Team

	**Brydget Falk-Drigan** ***Executive Vice President, Chief Human Resources Officer*** ***908.719.3315***	*29 years experience;* Prior to joining in 2018, she served as Leader, Global Talent Solutions and People Operations; Leader, Global Talent Acquisition; and Leader, Employee Engagement and Internal Communications at Dun & Bradstreet Corp., responsible for HR operations, employee engagement, talent acquisition, onboarding, employment branding and internal communication, talent management, systems implementations/enhancements and the managed service provider program. She provided HR leadership support globally and Business Partner support for the U.S. Headquarters location. She holds a BA in Psychology/Business from the University of Western Ontario, Canada, is CHRP designated with the Human Resources Professional Association of Ontario, and holds a CHRM from the Advanced Program in Human Resources Management, University of Toronto, Canada.
	**Maureen Hemhauser** ***Executive Vice President, Chief Risk Officer and Head of Compliance*** ***908.280.3609***	29 years experience; Prior to joining in 2015, she served as a Senior Compliance Manager at FIS Global for established and de novo financial institutions in NJ and NY, responsible for conducting monitoring reviews of consumer compliance and CRA regulations, BSA risk assessments, BSA audits, and BSA and Fair Lending training for boards of directors. She served at the FDIC as a Financial Institution and Supervisory Review Examiner in its NY Regional Office, responsible for managing bank regulatory and CRA examination case loads of over 90 financial institutions in DE, NJ, NY, PA and Puerto Rico. She holds a BS Degree in Accounting from Georgian Court University.
	**Todd M. Poland** ***Executive Vice President, General Counsel*** ***908.443.5386***	*45 years experience;* Prior to joining in 2018, he served as Partner at McElroy, Deutsch, Mulvaney & Carpenter LLP, with a concentration in banking, corporate and securities law. He is experienced in bank and thrift regulatory and transactional matters, representation of parties to private equity transactions and other mergers and acquisitions, general representation of banks and other financial institutions, public and privately held companies, and public and private offerings of securities. He has been a lecturer, is an Adjunct Professor of Law at Rutgers University Law School, and has been listed in Super Lawyers®. He holds a BA in English from Georgetown University, a MA in English from the University of North Carolina, a JD Degree from Georgetown University Law Center, and was an editor of the Georgetown Law Journal. He holds a Master of Laws in Taxation from NY University School of Law, and is a member of the NY and NJ State Bar Assocs.
	**Thomas J. Ross, Jr.** ***Executive Vice President, President, Family Office Services Division*** ***973.401.1500***	*40 years experience;* Prior to joining in 2015, he built a financial advisory firm focusing on servicing ultra-high net worth clients. Prior, he was the Partner-In-Charge of Coopers & Lybrand's Personal Financial Services Group in the NY region, founding the firm's RIA subsidiary and serving on its National PFS Steering Committee. He has a particular expertise in planning for senior corporate executives, the optimization of compensation and benefits programs and the financial aspects of employment contracts. He is a CPA (Inactive) with a BA in English from Boston College and an MBA in Finance/Investments from the Wharton School.

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PEAPACK-GLADSTONE FINANCIAL CORPORATION

Experienced Leadership Team

	**Kevin Runyon** ***Executive Vice President, Chief Information Officer & Chief Digital Officer*** ***908.306.8060***	*35 years experience;* Prior to joining in 2014, he served as Managing Director of All Covered, a Division of Konica Minolta in Cherry Hill, NJ, where he was responsible for the delivery of technology and IT compliance-related services to over 100 banks across the country. Kevin has held information technology positions with United Computer, OceanFirst Bank, CoreStates Bank and National State Bank of Elizabeth with a focus on technology issues that affect the bottom line of business. He is currently a committee chairman for the New Jersey Bankers Association. He is a past member of the North Jersey Bankers Association and Pennsylvania Bankers Association.
	**Greg M. Smith** ***Executive Vice President, Head of Commercial Banking*** ***908.393.7590***	*32 years experience;* Prior to joining in 2019, he served as Group Sales Executive for Capital One Bank where, for seven years he was responsible for the $2 - $25 million business banking segment from Virginia to Massachusetts. During his more than 15 years with Capital One Bank, Greg held several senior-level strategic, sales and team leadership roles, where he was responsible for generating millions in new business, including both loan and deposit generation. Greg also worked at Summit Bank for 15 years, moving up the ranks to senior regional vice president, responsible for directing a significant segment of the NJ market.
	**Vincent A. Spero** ***Executive Vice President, Commercial Private Banking (Real Estate)*** ***908.719.6556***	*32 years experience;* Joining June of 2008 as SVP and Senior Commercial Lender, he was appointed EVP and Chief Lending Officer of Peapack-Gladstone Bank in 2009. Prior to joining, he had held senior level positions at both Lakeland Bank and Commerce Bank.
	**Eric H. Waser** ***Executive Vice President, Investment Banking*** ***908.470.6419***	*28 years experience;* Before joining in 2015, he served as Managing Director for Citibank's East Business Banking Division, and prior to that, was the SVP, CFO and COO at Clean Venture, Inc., one of the largest private environmental remediation company's in the US. He also served as President of Mid Atlantic Corporate Banking, CEO-NJ and Managing Director at Sovereign Bank and EVP at Fleet Boston Financial/Nat West Bank.

31

Quarterly Income Statement Summary (Dollars in thousands, except per share data) 1 The March 2020 quarter included a provision for loan and lease losses of $20.0 million.  The increase in the provision for loan and lease losses was primarily due to the current environment created by the COVID-19 pandemic. 2 The March 2020 quarter included a $3.2 million tax benefit related to the carryback of tax NOLs to prior years when the Federal tax rate was 14% higher. 3 Efficiency Ratio calculated by dividing total noninterest expense, by net interest income and total noninterest income.

Asset Quality 1 Includes one casual dining commercial banking relationship, with a balance of $5.9 million at March 31, 2020, that went on nonaccrual at June 30, 2019. 2  Amount does not include $25.9 million at March 31, 2020, $25.8 million at December 31, 2019, $19.7 million at September 30, 2019, $19.8 million at June 30, 2019 and $20.0 million at March 31, 2019, of TDRs included in non-accrual loans. 3  Includes a non-owner occupied CRE loan with a balance of $3.5 million at March 31, 2020.  This loan was brought fully current in early April 2020.  The $6.3 million at September 30, 2019 included one $4.3 million commercial real estate loan The loan was brought fully current in early October 2019.

Capital Summary 1 Tangible equity as a percentage of tangible assets at period end is calculated by dividing tangible equity by tangible assets at period end. See non-GAAP financial measures reconciliation on page 34. 2 Tangible book value per share is calculated by dividing tangible equity by period end common shares outstanding. See non-GAAP financial measures reconciliation on page 34. 3 The increase in interest-earning deposits funded by the $500.0 million FHLB Advance inflated Total Assets at March 31, 2020 by that amount.  This had the effect of reducing the equity to total assets ratio and tangible equity to tangible assets ratio by 0.80% and 0.74%, respectively. To Be Well Capitalized Under Prompt Corrective Capital Adequacy 3/31/2020 3 43830 43555 Action Provisions Equity to total assets 8.5099999999999995E-2 9.7199999999999995E-2 0.1033 Tangible equity to tangible assets 1 7.8799999999999995E-2 9.01E-2 9.7000000000000003E-2 Book value per share $26.33 $26.61 $24.76 Tangible book value per share 2 $24.2 $24.47 $23.11 Regulatory Capital - Holding Company Tier 1 leverage 8.9300000000000004E-2 9.3299999999999994E-2 9.7600000000000006E-2 0.05 Tier 1 capital to risk weighted assets 0.1071 0.1114 0.12189999999999999 0.08 Common Equity tier I capital ratio to risk-weighted assets 0.1071 0.1114 0.12189999999999999 6.5000000000000002E-2 Tier I & II capital ratio to risk-weighted assets 0.1391 0.14199999999999999 0.15490000000000001 0.1 Regulatory Capital - Bank Tier 1 leverage 0.1028 0.10630000000000001 0.1125 0.05 Tier 1 capital to risk weighted assets 0.12330000000000001 0.127 0.1406 0.08 Common Equity tier I capital ratio to risk-weighted assets 0.12330000000000001 0.127 0.1406 6.5000000000000002E-2 Tier I & II capital ratio to risk-weighted assets 0.1358 0.1376 0.151 0.1

Non-GAAP Financial Measures Reconciliation (Dollars in thousands, except per share data) We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titles measures reported by other companies. 1 The increase in interest-earning deposits funded by the $500.0 million FHLB Advance inflated Total Assets at March 31, 2020 by that amount.  This had the effect of reducing the equity to total assets ratio and tangible equity to tangible assets ratio by 0.80% and 0.74%, respectively.

Peapack-Gladstone Financial Corporation 500 Hills Drive, Suite 300 P.O. Box 700 Bedminster, New Jersey 07921 (908) 234-0700 www.pgbank.com Douglas L. Kennedy President & Chief Executive Officer (908) 719-6554 dkennedy@pgbank.com Jeffrey J. Carfora Senior EVP & Chief Financial Officer (908) 719-4308 jcarfora@pgbank.com John P. Babcock Senior EVP & President of Peapack Private Wealth Management (908) 719-3301 jbabcock@pgbank.com Contacts Corporate Headquarters Contact